                                                                   Exhibit 10.33

                             IDENTIX INCORPORATED

                             EMPLOYMENT AGREEMENT
                             --------------------

          THIS EMPLOYMENT AGREEMENT (the "Agreement") is made and entered into as of October 19, 2000, by and between Identix Incorporated, a Delaware corporation (the "Company") and Robert McCashin (the "Employee").

                                  BACKGROUND

          A. The Company desires to retain the services of the Employee as Chief Executive Officer and Director of the Company beginning October 19, 2000. The Company also desires to provide employment security to the Employee, thereby inducing the Employee to continue employment with the Company and enhancing the Employee's ability to perform effectively.

          B. The Employee is willing to be employed by the Company on the terms and subject to the conditions set forth in this Agreement.

          THE PARTIES AGREE AS FOLLOWS:

          1.   Employment and Services.

               1.1  Employment.

                    (a) Chief Executive Officer. The Company hereby engages Employee in the capacity of Chief Executive Officer of the Company. Employee shall perform such duties and functions consistent with Employee's positions as shall be specified from time to time by the Company's Board of Directors, including, without limitation, those specified in the Company's Bylaws. Employee hereby accepts such employment and agrees to perform such duties.

                    (b) Director. Employee shall also be appointed as a member of the Board of Directors of the Company. Following such appointment, Employee agrees to serve as a director of the Company without additional compensation.

                    (c) Term. Employee's term as Chief Executive Officer of the Company shall hereinafter be referred to as "Term" or "Employee's Term".

               1.2 Extent of Services. The Employee shall devote all of his or her business time, energy and skill to the performance of his duties hereunder and to the affairs of the Company; provided, however, that reasonable time for
                                   --------  -------
personal business, charitable or professional activities shall be permitted, so long as such activities do not materially interfere with the Employee's performance of services under this Agreement.

As Chief Executive Officer of the Company, Employee shall report to the Company's Board of Directors. Employee's principal place of employment shall be at the Company's headquarters in the San Francisco Bay area.

     2.   Terms of Employment.

          2.1 Definitions. For purposes of this Agreement, the following terms shall have the following meanings:

               (a) "Accrued Compensation" shall mean any accrued Total Cash Compensation, any accrued benefits under any plan of the Company in which the Employee is a participant to the full extent of Employee's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by the Employee in connection with the performance of Employee's duties hereunder, all to the extent unpaid on the date employment with the Company ceases.

               (b)  "Base Salary" shall have the meaning set forth in Section
3.1 hereof.

               (c) "Shares" shall have the meaning set forth in Section 3.2 hereof.

               (d)  "Start Date" means October 19, 2000.

               (e) "Termination For Cause" means termination by the Company of the Employee's employment as a result of the Employee, prior to any such termination, having committed: (i) an act of fraud, embezzlement, theft or any other act constituting a felony or involving moral turpitude, causing material harm, financial or otherwise, to the Company; (ii) a demonstrably intentional and deliberate act or failure to act (other than as a result of incapacity due to physical or mental illness) which is committed in bad faith by the Employee, which causes or can be expected to cause material financial injury to the Company; or (iii) an intentional and material breach of this Agreement that is not cured by the Employee within thirty (30) days after written notice from the Board of Directors specifying the breach and requesting a cure. For purposes of this Agreement, no act, or failure to act, on the part of the Employee shall be deemed "intentional" if it was due primarily to an error in judgment or negligence, but shall be deemed "intentional" only if done, or omitted to be done, by the Employee not in good faith and without reasonable belief that his action or omission was in, or not opposed to, the best interest of the Company. Notwithstanding the foregoing, the Employee shall not be deemed to have been terminated for "Cause" hereunder unless and until there shall have been delivered to the Employee a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters of the Board then in office at a meeting of the Board of Directors called and held for such purpose (after reasonable notice to the
                                       2
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Employee and an opportunity for the Employee, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, the Employee had committed an act set forth above and specifying the particulars thereof in detail. Nothing herein shall limit the right of the Employee or his beneficiaries to contest the validity or propriety of any such determination.

          (f) "Termination Other Than For Cause" means termination of the Employee's employment for any reason other than as specified in Sections 2.1(e) or (h), including without limitation a termination resulting from Employee's complete or partial incapacity due to death or to physical or mental illness or impairment that results in his inability to perform his duties and responsibilities hereunder in the ordinary and usual manner required of a person in Employee's position for ninety (90) consecutive days.

          (g) "Total Cash Compensation" shall mean the Employee's Base Salary (as defined in Section 3.1) plus any cash bonuses accrued during any single calendar year.

          (h) "Voluntary Termination" means termination of the Employee's employment by the voluntary action of the Employee other than by reason of a Resignation for Good Reason as defined below or death or disability as described in Section 2.1(f) above.

          (i) "Resignation for Good Reason" is defined as Employee's resignation as a result of any of the following events: (i) a material diminution in Employee's duties as Chief Executive Officer of the Company; or
(ii) any material breach by the Company of any provision of this Agreement, which breach is not cured within thirty (30) days following written notice from Employee.

     2.2 Employee at Will. The Employee is an "at will" employee of the Company, and the Employee's employment may be terminated by the Company at any time upon a Termination For Cause or a Termination Other Than For Cause by the giving of written notice thereof to the Employee.

     2.3 Termination For Cause. Upon Termination For Cause, the Company shall pay the Employee Accrued Compensation, if any.

     2.4  Termination Other Than For Cause and Resignation for Good Reason.

          (a) Upon Termination Other Than For Cause or Resignation for Good Reason within the first twelve (12) months of employment: (i) the Company shall pay the Employee all Accrued Compensation, if any; (ii) the Company shall continue to pay Base Salary, less all applicable payroll deductions and required withholdings, payable

                                       3
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according to the Company's customary payroll schedule, for a period of six (6)
months after the date of termination; provided, that at the election of
                                      --------
Employee, the aggregate amount payable under this clause (ii) shall be paid by the Company in one lump sum within thirty (30) days after such termination; and
(iii) the Company will pay the cost of continuing coverage for Employee under the Company's medical, dental and vision benefit plans for six (6) months after termination.

          (b) Upon Termination Other Than For Cause or Resignation for Good Reason after twelve (12) months of employment: (i) the Company shall pay the Employee all Accrued Compensation, if any; (ii) the Company shall continue to pay Base Salary, less all applicable payroll deductions and required withholdings, payable according to the Company's customary payroll schedule, for a period of twelve (12) months after the date of termination; provided, that at
                                                              --------
the election of Employee, the aggregate amount payable under this clause (ii) shall be paid by the Company in one lump sum within thirty (30) days after such termination; and (iii) the Company will pay the cost of continuing coverage for Employee under the Company's medical, dental and vision benefit plans for twelve
(12) months after termination.

          (c) Upon Termination Other Than For Cause or Resignation for Good Reason after twenty-four (24) months of employment, in addition to the benefits payable under Section 2.4(b) above, the Company will pay the cost of continuing coverage for Employee under the Company's medical, dental and vision benefit plans until the earlier of (i) Employee reaching the age of 65 or (ii) Employee accepting employment with another company, firm or other entity.

     2.5 Voluntary Termination. The Employee shall have the right to effect a Voluntary Termination by giving at least thirty (30) days advance written notice to the Company. During such period, the Employee shall continue to receive regularly scheduled Base Salary payments and benefits. Following the effective date of a Voluntary Termination, the Company shall pay the Employee Accrued Compensation, if any.

     2.6 Exercise of Stock Options. Upon any termination of employment, pursuant to the Company's 2000 New Employee Stock Incentive Plan (the "Plan"), stock options granted pursuant to Section 3.2 which are then vested shall be exercisable, and the Company shall be entitled to exercise any applicable right of repurchase, for ninety (90) days following termination. If Employee has exercised any such options pursuant to Section 3.2(b) through use of a promissory note, such note shall be due and payable in full within ninety (90) days following termination.

     2.7 Timing of Termination Payments. Unless expressly provided otherwise, the foregoing termination payments shall be made at the usual and agreed times provided for in Section 3.1 of this Agreement.

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     3.   Compensation, Benefits, Bonus, Stock Options and Offset Options.

          3.1  Cash Compensation.

               (a) Base Salary. As payment for the services to be rendered by the Employee as provided in Section 1 and subject to the provisions of Section 2 of this Agreement, the Company shall pay the Employee a "Base Salary" of $400,000 per year, payable at the rate of $33,333 per month, less all applicable payroll deductions and required withholdings, according to the Company's customary payroll schedule. Base Salary shall be subject to annual review by the Compensation Committee of the Board of Directors and as approved by the Company's Board of Directors; provided, that Employee's Base Salary shall not be
                              --------
less than $400,000 per year. The next annual review of such Base Salary shall be in July 2001.

               (b) Incentive Bonus. Employee shall be entitled to receive a cash incentive bonus of $400,000, paid in quarterly increments, less all applicable payroll deductions and required withholdings, based on the Company meeting revenue and net earning targets in the Company's Operating Plan to be approved annually by the Company's Board of Directors. Notwithstanding the foregoing, payment to the Employee of the first four (4) quarterly bonus increments of $100,000 per quarter, beginning with the quarter ended December 31, 2000, shall be guaranteed and shall be paid whether or not the Company meets the revenue and net earnings targets for such quarters.

          3.2  Equity Compensation.

               (a) Stock Options. Employee shall be granted the following stock options (the "Stock Options") to purchase shares of Company Common Stock (the "Shares") under the Plan at a purchase price of 85% of the market price of the Shares on October 18, 2000, subject to the terms hereof and of the Plan and the Stock Option Agreements between the Company and Employee covering such Stock
Options:

                    (i)   100,000 Shares that shall be fully vested upon grant;

                    (ii) 500,000 Shares that shall vest monthly over four (4) years from the Start Date, with 1/48th of the options vesting each month (subject to the acceleration for a change in control of the Company as provided in such option); and

                    (iii) 150,000 Shares ("Offset Options"), subject to cancellation in accordance with Section 3.5(d); provided, that, if the Offset
                                                --------
Options are not cancelled, they shall be deemed to have vested monthly over four
(4) years from the Start Date, with 1/48th of the options vesting each month (subject to acceleration for a change in control of the Company as provided in such option).

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               (b)  Finance of Purchase. At the election of Employee, Company shall finance the purchase of the Shares issuable on exercise of the Stock Options with a promissory note or notes, in form and substance satisfactory to the Company, bearing interest at the lowest applicable federal rate at which no interest will be imputed to the Company and providing for personal recourse against Employee solely to the extent of twenty-five percent (25%) of the original principal amount thereof. All Stock Options shall be fully exercisable immediately upon grant; provided, however, that with respect to the purchase of
                        --------  -------
the Shares identified in Section 3.2(a)(ii) and (iii), the Shares underlying such options shall be subject to a right of repurchase in favor of the Company which shall lapse in accordance with the vesting schedule set forth in Section 3.2(a)(ii) and (iii). While subject to a right of repurchase, or cancellation in accordance with Section 3.4(d), as the case may be, Shares issued on exercise of such Stock Options may not be sold or otherwise transferred by Employee. In addition, any Shares purchased with promissory notes pursuant to this Section 3.2(b) shall be pledged to secure the obligations of Employee under such promissory notes and shall be held by the Company in accordance with the terms of such promissory notes pending payment thereof.

          3.3  Fringe Benefits.

               (a) Fringe Benefits. The Employee shall be eligible to participate in such of the Company's benefit plans as are now generally available or later made generally available to senior officers of the Company, including, without limitation, medical, dental and vision insurance plans. The Employee shall also be eligible for the Company 401(k) plan. The Company shall pay the cost of a life insurance policy insuring Employee for $1,000,000 while he is employed by the Company; provided, that upon Termination Other Than For
                               --------
Cause or Resignation for Good Reason after twenty-four (24) months of employment, the Company will pay the cost of continuing coverage for Employee under such life insurance policy until the earlier of (i) Employee reaching the age of 65 or (ii) Employee accepting employment with another company, firm or other entity.

               (b) Expense Reimbursement. The Company agrees to reimburse the Employee for all reasonable, ordinary and necessary expenses incurred by the Employee in conjunction with his services to the Company consistent with the Company's standard reimbursement policies. In addition, the Company shall reimburse reasonable out-of-pocket air fare (coach class) and reasonable car rental expenses incurred by the Employee related to his employment by the Company.

               (c) Vacation. The Employee shall be entitled to four (4) weeks of vacation per calendar year, prorated for any partial year. Unused vacation may be accrued by the Employee up to a maximum of six (6) weeks, when it will cease accruing.

               (d) Housing Allowance. The Company shall provide Employee with a housing allowance of $2,800 per month for the first year of the Term, and $3,100 per month for the second year of the Term, to cover the cost of housing in the San Francisco Bay Area; such housing allowance shall, after the second year of the Term, be adjusted to an amount that is mutually agreed to by Employee and the Company.

          3.4  Reimbursement for Electronic Data Systems Corp. Common Stock.

               (a) Representations by Employee. Employee represents that (i) he is eligible to receive a total of 91,350 currently unvested shares of Electronic Data Systems Corp ("EDS") common stock ("Restricted Stock") at a zero exercise price; (ii) such shares of Restricted Stock vest through March 2007 in accordance with the schedule set forth in Attachment A hereto; provided, that
                                                               --------
the parties agree and acknowledge that following vesting in accordance with Attachment A, 50% of the vested shares of Restricted Stock ("Fully Vested Shares") may be sold or otherwise disposed of by Employee, but the remaining 50% of such vested Restricted Stock ("Retained Shares") will continue to be held by EDS and remain subject to possible forfeiture for a period of two additional years following vesting. Promptly after each of the following: (i) shares of Restricted Stock vest pursuant to Attachment A and become Fully Vested Shares that may be disposed of by Employee; and (ii) expiration of the additional two-year period as to the 50% of the Restricted Stock which vested but remained Retained Shares, Employee shall arrange to transfer such Fully Vested Shares and such Retained Shares which are no longer subject to forfeiture from EDS to the control of Employee.

               (b) Reimbursement for EDS Restricted Stock. If, pursuant to the terms of Employee's Senior Management Retention Plan Award Agreement with EDS effective as of August 6, 1998 ("EDS Agreement") in the form previously provided to the Company, EDS withholds from or fails to deliver to Employee any shares of the currently unvested Restricted Stock because of Employee's employment by Company, Company agrees to reimburse Employee for the full value of such stock that EDS withholds. This agreement to reimburse shall also apply to the 50% of the shares of Restricted Stock which vest, but which are held by EDS for an additional two years to the extent that EDS withholds from or fails to deliver to Employee such shares because of Employee's employment by the Company. The full value of the shares of Restricted Stock shall be based on the closing price of the EDS stock on the New York Stock Exchange on October 18, 2000 ($47.3125 per share).

               (c) Form of Reimbursement. Reimbursement shall be solely in the form of Company Shares ("Reimbursement Shares") and shall be paid to Employee on the respective dates that Restricted Stock was scheduled to (i) vest and become Fully Vested Shares or (ii) be released from the additional two-year period as described in Section 3.4(a), and solely for the value of that number of shares of such Restricted Stock which EDS withholds or fails to deliver. The number of Reimbursement Shares to be issued to Employee shall be based on the value of the Restricted Stock for which the Company is providing reimbursement hereunder divided by the average closing price of the Company Common Stock over the twenty (20) trading days immediately prior to the date on which the Reimbursement Shares are issuable to Employee. Notwithstanding the foregoing, the Company shall have no obligation to reimburse Employee (i) for any shares of Restricted Stock that are (x) Fully Vested Shares or (y) Retained Shares which, due to the passage of the additional two year period, are no longer subject to a possible forfeiture; and (ii) with respect to any shares of Restricted Stock after termination of Employee's employment with the Company by reason of a Voluntary Termination or a Termination For Cause; provided, that the Company's obligation to reimburse Employee shall continue if
--------
Employee's employment with the Company ceases by reason of death, disability or expiration of the Term of this Agreement pursuant to Section 5.3 and any such obligation shall, in accordance with Section 5.7 hereof, inure to the benefit of Employee's executors, administrators, heirs, successors and assigns in the event of Employee's death or disability. Prior to the date any such Reimbursement Shares are to be issued, Company shall file with and have declared effective by the Securities and Exchange Commission ("SEC") a registration statement covering the issuance of such Reimbursement Shares; provided, however, that if the volume
                                           --------  -------
limitations of Rule 144 under the Securities Act of 1933 will not permit the sale by Employee, over the twelve (12) month period following the issuance of any Reimbursement Shares, of a sufficient number of such Reimbursement Shares for Employee to pay from the proceeds of such sale the federal and State of California income taxes owing with respect to the issuance of such Reimbursement Shares, then the Company shall file with and have declared effective by the SEC a registration statement covering the resale by Employee of such Reimbursement Shares.

          (d) Cancellation of Offset Options or Shares. If the Company reimburses Employee pursuant to Sections 3.4(b) and (c) above, Company shall have the right to cancel, on the date of any reimbursement, that number of Offset Options (or Shares issued on exercise of such Offset Options) which equals the number of Reimbursement Shares paid to Employee under this Section
3.4. If the Shares which are cancelled were purchased by Employee with a promissory note pursuant to Section 3.2(b), then that portion of the promissory note which is applicable to such cancelled Shares shall also be cancelled.

          (e) Relationship Between Company and EDS. Employee and the Company shall jointly develop a mutually acceptable plan for an enhanced business relationship between the Company and EDS. Employee and the Company shall also jointly seek to obtain the agreement of EDS that his employment with the Company does not constitute competition under the EDS Agreement. Upon such agreement by EDS, the Company's obligation to reimburse Employee with respect to the Restricted Stock shall immediately terminate. In the event that EDS does not so agree, Employee and the

Company shall together develop a mutually acceptable plan and strategy with respect to a possible challenge of any such withholding of Restricted Stock by legal action or otherwise, the form and manner of any such challenge to be mutually acceptable to both Company and Employee and to be at the expense of the Company. This agreement to mutually cooperate shall specifically survive any termination of Employee's employment with the Company.

     4. Proprietary Information. The Employee shall as of the date of this Agreement execute and deliver to the Company its standard form Employee Confidential Information and Inventions Agreement.

     5.   Miscellaneous.

          5.1 Waiver. The waiver of the breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach of the same or other provision hereof.

          5.2 Notices. All notices and other communications under this Agreement shall be in writing and shall be given by personal or courier delivery, facsimile or first class mail, certified or registered with return receipt requested, and shall be deemed to have been duly given upon receipt if personally delivered or delivered by courier, on the date of transmission if transmitted by facsimile, or three (3) days after mailing if mailed, to the addresses of the Company and the Employee contained in the records of the Company at the time of such notice. Any party may Change such party's address for notices by notice duly given pursuant to this Section 5.2.

          5.3 Expiration of Agreement. Unless waived in writing by the parties hereto and as specifically provided herein (including, without limitation, in Section 3.4 hereof), this Agreement shall expire on December 31, 2005. Expiration of this Agreement shall not be treated as a Termination Other Than For Cause.

          5.4 Headings. The section headings used in this Agreement are intended for convenience of reference and shall not by themselves determine the construction or interpretation of any provision of this Agreement.

          5.5 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts entered into and wholly to be performed within the State of California by California residents.

          5.6 Arbitration. Any controversy or claim arising out of, or relating to, this Agreement or the breach of this Agreement will be settled by arbitration by, and in accordance with the applicable National Rules for the Resolution of Employment

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

Disputes of the American Arbitration Association and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction. The arbitrator(s) will have the right to assess, against a party or among the parties, as the arbitrator(s) deem reasonable, (a) administrative fees of the American Arbitration Association, (b) compensation, if any, to the arbitrator(s) and (c) attorneys' fees incurred by a party. Arbitration hearings will be held in Santa Clara County, California. The provisions of California Code of Civil Procedure Section 1283.05 will apply to any arbitration.

          5.7 Survival of Obligations. This Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, successors and assigns of the parties; provided, however, that except as herein expressly
                        --------  -------
provided, this Agreement shall not be assignable either by the Company (except to an affiliate or successor of the Company) or by the Employee without the prior written consent of the other party.

          5.8 Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same Agreement.

          5.9 Withholding. All sums payable to the Employee hereunder shall be reduced by all federal, state, local and other withholdings and similar taxes and payments required by applicable law.

          5.10 Enforcement. If any portion of this Agreement is determined to be invalid or unenforceable, such portion shall be adjusted, rather than voided, to achieve the intent of the parties to the extent possible, and the remainder shall be enforced to the maximum extent possible.

          5.11 Entire Agreement; Modifications. Except as otherwise provided herein or in the exhibits hereto, this Agreement represents the entire understanding among the parties with respect to the subject matter of this Agreement, and this Agreement supersedes any and all prior and contemporaneous understandings, agreements, plans and negotiations, whether written or oral, with respect to the subject matter hereof, including, without limitation, any understandings, agreements or obligations respecting any past or future compensation, bonuses, reimbursements or other payments to the Employee from the Company. All modifications to the Agreement must be in writing and signed by each of the parties hereto.

         IN WITNESS WHEREOF, the parties hereto have executed this Employment Agreement as of the date set forth in the first paragraph.

                                     Identix Incorporated

                                     /s/  Larry J Wells
                                     -------------------------------------------
                                     Larry Wells, Member, Board of Directors



                                     /s/  Robert McCashin

                                     Robert McCashin


                                  ATTACHMENT A

   Dates                1991            1994         1997
     of               Agreement      Agreement     Agreement        Total
  Vesting              Shares          Shares       Shares         Shares
  -------              ------          ------       ------         ------

Restricted Stock                                     6,950          6,950

March 2001              2,400           5,500        3,000         10,900

March 2002                              5,500        3,000          8,500

March 2003                              5,500        3,000          8,500

March 2004                             50,500        3,000         53,500

March 2005                                           3,000          3,000

March 2006

March 2007
                        -----          ------       ------         ------

        TOTALS:         2,400          67,000       21,900         91,350



                             Identix Incorporated
                       NON-EMPLOYEE STOCK INCENTIVE PLAN
                      NONQUALIFIED STOCK OPTION AGREEMENT


        (A)  Name of Optionee:  Robert McCashin
                                ---------------
        (B)  Grant Date:        October 19, 2000
                                ----------------

        (C)  Number of Shares:    100,000
                                  --------------------
        (D)  Exercise Price:      $10.20
                                  --------------------
        (E)  Vesting Base Date:   October 19, 2000
                                  --------------------
        (F)  Effective Date:      October 19, 2000
                                  --------------------

        THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), is made and entered into as of the date set forth in Item F above (the "Effective Date") between Identix Incorporated, a Delaware corporation (the "Company") and Robert McCashin ("Optionee").

        THE PARTIES AGREE AS FOLLOWS:

        6. Grant of Option. The Company hereby grants to Optionee pursuant to the Company's Non-Employee Stock Incentive Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit 1, a nonqualified stock option (the "NQO") to purchase all or any part of an aggregate of the number of shares (the "NQO Shares") of the Company's Common Stock listed in Item C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

        7. Exercise Price. The exercise price for purchase of each share of Common Stock covered by this NQO shall be the price set forth in Item D above.

        8.   Term.  This NQO shall expire ten (10) years after the Grant Date.

        9. Adjustment of NQOs. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 3(b) of the Plan.

        10.  Exercise of Options.

             10.1 Vesting; Time of Exercise. This NQO shall be immediately exercisable as of the date set forth in Item (E) above (the "Vesting Base Date").

             10.2 Exercise After Termination of Status as an Employee, Director or Consultant. In the event of termination of Optionee's continuous status as an employee or consultant, this NQO may be exercised in whole or in part at any time within ninety (90) days after the date of such termination (but in no event after the expiration date of this NQO pursuant to Section 3); provided, however, that in the event of termination of Optionee's status as an employee or consultant because death or disability, this NQO may be exercised in accordance with the provisions of Section 10(d) of the Plan.

          10.3 Manner of Exercise. Optionee may exercise this NQO, or any portion of this NQO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this NQO was exercised.

          10.4 Payment. Except as provided in Exhibit 5.4 attached hereto, if any (the absence of such exhibit indicating that no exhibit was intended), payment may be made for NQO Shares purchased at the time written notice of exercise of the NQO is given to the Company, by delivery of cash, check or, in the exercise of the absolute discretion of the Administrator, previously owned shares of Common Stock (including constructive delivery) or a full recourse promissory note equal to up to 100% of the exercise price (less the amount of the par value of the NQO Shares being purchased) and payable over no more than [five] years. Any applicable taxes must be paid in cash. The proceeds of any payment shall constitute general funds of the Company.

          10.5 Delivery of Certificate. Promptly after receipt of written notice of exercise of the NQO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of NQO Shares or shall register the Optionee as a shareholder on the books of the Company. An Optionee or transferee of an Optionee shall not have any privileges as a shareholder with respect to any NQO Shares covered by the option until the date of issuance of a stock certificate or, if applicable, such registration.

     11. Nonassignability of NQO. This NQO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the NQO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this NQO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this NQO, shall be null and void.

     12. Company's Right of Repurchase Upon Termination of Employment. The NQO Shares arising from exercise of this NQO shall not be subject to a right of repurchase in favor of the Company.

     13. Restriction on Transfer. Regardless whether the sale of the NQO Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of NQO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state or any other law. Stock certificates evidencing NQO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

     14. Tax Advice. Optionee agrees that the Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions pursuant to which the NQO Shares will be purchased and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences.

     15. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

     16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

     17. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                             Identix Incorporated
                            510 N. Pastoria Avenue
                              Sunnyvale, CA 94086
                          Attention: General Counsel

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

     18. Arbitration. Any and all disputes or controversies arising out of this Agreement shall be finally settled by arbitration conducted in California in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided, that nothing in this Section 13 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 12 shall be valid and sufficient.

     19. Entire Agreement. Company and Optionee agree that this Agreement (including its attached Exhibits) is the complete and exclusive statement between Company and Optionee regarding its subject matter and supersedes all prior proposals, communications, and agreements of the parties, whether oral or written, regarding the grant of stock options or issuances of shares to Optionee.

     IN WITNESS WHEREOF, the parties have executed this Nonqualified Stock Option Agreement as of the Effective Date.

                                 Identix Incorporated

                                 By:    /s/ Larry J Wells
                                        -----------------

                                 Title: Chairman of Compensation Committee
                                        of Board of Directors

     The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

                                        /s/ Robert McCashin
                                        -------------------
                                        Robert McCashin, Optionee

     Optionee's spouse indicates by the execution of this Nonqualified Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any NQO Shares purchased pursuant to this Agreement.

/s/  Lorraine McCashin
----------------------

                             Identix Incorporated
                       NON-EMPLOYEE STOCK INCENTIVE PLAN
                      NONQUALIFIED STOCK OPTION AGREEMENT


        (A)   Name of Optionee:    Robert McCashin
                                   -------------------------
        (B)   Grant Date:          October 19, 2000
                                   -------------------------
        (C)   Number of Shares:    150,000
                                   -------------------------
        (D)   Exercise Price:      $10.20
                                   -------------------------
        (E)   Vesting Base Date:   October 19, 2000
                                   -------------------------
        (F)   Effective Date:      October 19, 2000
                                   -------------------------

        THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), is made and entered into as of the date set forth in Item F above (the "Effective Date") between Identix Incorporated, a Delaware corporation (the "Company") and Robert McCashin ("Optionee").

        THE PARTIES AGREE AS FOLLOWS:

        20. Grant of Option. The Company hereby grants to Optionee pursuant to the Company's Non-Employee Stock Incentive Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit 1, a nonqualified stock option (the "NQO") to purchase all or any part of an aggregate of the number of shares (the "NQO Shares") of the Company's Common Stock listed in Item C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

        21. Exercise Price. The exercise price for purchase of each share of Common Stock covered by this NQO shall be the price set forth in Item D above.

        22.  Term. This NQO shall expire ten (10) years after the Grant Date.

        23. Adjustment of NQOs. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 3(b) of the Plan.

        24.  Exercise of Options.

             24.1 Vesting; Time of Exercise. This NQO shall be immediately exercisable as of the date set forth in Item (E) above (the "Vesting Base Date").

             24.2 Exercise After Termination of Status as an Employee, Director or Consultant. In the event of termination of Optionee's status as an employee or consultant, this NQO may be exercised in whole or in part at any time within ninety (90) days after the date of such termination (but in no event after the expiration date of this NQO pursuant to Section 3); provided, however, that in the event of termination of Optionee's status as an employee or consultant because death or disability, this NQO may be exercised in accordance with the provisions of Section 10(d) of the Plan.

          24.3 Manner of Exercise. Optionee may exercise this NQO, or any portion of this NQO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this NQO was exercised.

          24.4 Payment. Except as provided in Exhibit 5.4 attached hereto, if any (the absence of such exhibit indicating that no exhibit was intended), payment may be made for NQO Shares purchased at the time written notice of exercise of the NQO is given to the Company, by delivery of cash, check or, in the exercise of the absolute discretion of the Administrator, previously owned shares of Common Stock (including constructive delivery) or a full recourse promissory note equal to up to 100% of the exercise price (less the amount of the par value of the NQO Shares being purchased) and payable over no more than five years. Any applicable taxes must be paid in cash. The proceeds of any payment shall constitute general funds of the Company.

          24.5 Delivery of Certificate. Promptly after receipt of written notice of exercise of the NQO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of NQO Shares or shall register the Optionee as a shareholder on the books of the Company. An Optionee or transferee of an Optionee shall not have any privileges as a shareholder with respect to any NQO Shares covered by the option until the date of issuance of a stock certificate or, if applicable, such registration.

     25. Nonassignability of NQO. This NQO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the NQO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this NQO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this NQO, shall be null and void.

     26. Company's Right of Repurchase Upon Termination of Employment. Company's Right of Repurchase Upon Termination of Employment. The NQO Shares arising from exercise of this NQO shall be subject to a right of repurchase in favor of the Company (the "Right of Repurchase") to the extent set forth on
Exhibit 7 attached
hereto, provided that, in the event of a Change in Control, as defined below,
        -------------
the NQO Shares arising from the exercise of this NQO shall no longer be subject to the Right of Repurchase; provided, further, that if with respect to the
                            --------  -------
lapsing of its right of repurchase generally under its stock option plans, the Company shall adopt a definition of change in control which is more favorable to optionees under such plans than the definition of Change in Control provided below, Optionee automatically shall be entitled to the benefit of such more favorable definition notwithstanding the provisions of this Section 7. If the Optionee ceases to be an employee of or a consultant to the Company before the Right of Repurchase lapses in accordance with either Exhibit 7 or a Change in Control, the Company may repurchase NQO Shares subject to the Right of Repurchase (either by payment of cash or by cancellation of purchase money indebtedness) for an amount equal to the price the Optionee paid for such NQO Shares (exclusive of any taxes paid upon acquisition of the stock) by giving notice, at any time within the later of (a) 30 days after the acquisition of the NQO Shares upon option exercise or (b) 90 days after such termination of employment, that the Company is exercising its right of repurchase. The Company shall include with such notice payment in full in cash or by evidence of cancellation of purchase money indebtedness. The Optionee may not dispose of or transfer NQO Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. For purposes of this Section 7, "Change in Control" means the occurrence of any one of the following: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as a trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) the election to a majority of the seats of the Board of Directors of candidates who were not proposed by a majority of the Board in office prior to the time of such election; or (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 50% or more of the assets of the Company (other than the disposition of a subsidiary) or other transaction or series of related transactions pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the merger, reorganization or other transaction hold, as a group, less than 50% of the shares of the Company outstanding after the merger, reorganization or other transaction.

     27. Cancellation of the NQO Shares. This NQO prior to its exercise and the NQO Shares may to subject to cancellation (the "Right of Cancellation") pursuant to Section 3.4 of Optionee's Employment Agreement with the Company (the "Employment Agreement"), a copy of which is attached to this Agreement as
Exhibit 8, the terms and conditions of the Employment Agreement being hereby incorporated into this Agreement by reference.

     28. Restriction on Transfer. Regardless whether the sale of the NQO Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of NQO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities. Stock certificates evidencing NQO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

     29. Tax Advice. Optionee hereby agrees that the Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by the agreement pursuant to which the NQO Shares will be purchased and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences. On exercise of this NQO, Optionee shall complete and submit to the Company the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code in the form attached hereto.

     30. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

     31. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

     32. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                             Identix Incorporated
                            510 N. Pastoria Avenue
                            Sunnyvale, CA 94086
                          Attention: General Counsel

Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

          33. Arbitration. Any and all disputes or controversies arising out of this Agreement shall be finally settled by arbitration conducted in California in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided, that nothing in this
Section 14 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in
Section 13 shall be valid and sufficient.

          34. Entire Agreement. Company and Optionee agree that this Agreement (including its attached Exhibits) is the complete and exclusive statement between Company and Optionee regarding its subject matter and supersedes all prior proposals, communications, and agreements of the parties, whether oral or written, regarding the grant of stock options or issuances of shares to Optionee.

          IN WITNESS WHEREOF, the parties have executed this Nonqualified Stock Option Agreement as of the Effective Date.

                                  Identix Incorporated


                                  By:    /s/ Larry Wells
                                         ---------------

                                  Title: Chairman of Compensation Committee
                                         of Board of Directors

          The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.


                                  /s/ Robert McCashin
                                  -------------------
                                  Robert McCashin, Optionee

          Optionee's spouse indicates by the execution of this Nonqualified Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any NQO Shares purchased pursuant to this Agreement.

                                    /s/   Lorraine McCashin
                                    -----------------------
                                    Optionee's Spouse

                         EXHIBIT 7 OF THE NONQUALIFIED
                            STOCK OPTION AGREEMENT

          In addition to the right of cancellation provided for in Section 8 hereof, all of the NQO Shares are subject to the Right of Repurchase as provided in Section 7 hereof. The Right of Repurchase shall expire with respect to 1/48 of the total number of NQO Shares on each monthly anniversary of the Vesting Base Date, so that the Right of Repurchase shall have expired with respect to all of the NQO Shares on and after four years after the Vesting Base Date.

Executed by:                        Identix Incorporated

                                    By:    /s/ Larry J Wells

                                    Title: Chairman of Compensation Committee
                                           of Board of Directors

                                    /s/  Robert McCashin
                                    --------------------
                                    Optionee


                         ACKNOWLEDGEMENT AND STATEMENT
                        OF DECISION REGARDING ELECTION
                         PURSUANT TO SECTION 83(b) OF
                           THE INTERNAL REVENUE CODE

          The undersigned (which term includes the undersigned's spouse), a purchaser of ______________ shares of Common Stock of Identix Incorporated (the "Company") pursuant to an option granted under the Company's Non-Employee Stock Incentive Plan (the "Plan"), hereby states as follows:

          1. The undersigned acknowledges receipt of a copy of a Stock Option Agreement by and between the undersigned and the Company (the "Agreement") providing for the purchase of shares, which the undersigned has carefully reviewed.

          2.   The undersigned either [check as applicable]:

               ___ (a) has consulted, and has been fully advised by, the undersigned's own tax advisor, _______________________________, whose business address is ____________________________________, regarding the income tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state laws (including without limitation Section 17122.7(b) of the California Revenue and Taxation Code, as amended (the "Rev. & Tax. Code") if applicable); or

               ___ (b) has knowingly chosen not to consult a tax advisor.

          3. The undersigned hereby avers that, with respect to the purchase of shares, the undersigned [check as applicable]:

               ___ (a) will make an election under Section 83(b) solely for purposes of Section 56(b)(3) of the Code (and analogous state law, if any) relating to the Alternative Minimum Tax, and a "protective" election under
Section 83(b) (and analogous state law, if any) for all other income tax purposes;

               ___ (b) will not make an election under Section 83(b) of the Code (and analogous state law, if any) for any purpose.

          4. With respect to any election under Section 83(b) of the Code, "protective" or otherwise, indicated in paragraph (3), above, the undersigned herewith submits an executed copy of the appropriate form of election and acknowledges that copies thereof have been duly and timely filed with the appropriate offices of the Internal Revenue Service and applicable state taxing authorities and that the undersigned will attach a copy of the form of election to the undersigned's federal income tax return for the year of the purchase and, if required, to the undersigned's state income tax return(s) for the same period.

          5. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:  ____________                _____________________________________
                                   (Optionee)

Date:  ____________                _____________________________________
                                   (Spouse)

                   ELECTION PURSUANT TO SECTION 83(B) OF THE
                INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY
                      TRANSFERRED IN CONNECTION WITH THE
                            PERFORMANCE OF SERVICES

          The undersigned hereby makes the election authorized by Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, with respect to shares of Common Stock of Identix Incorporated (the "Company") described below acquired by the undersigned on the date shown below. To the extent permitted, this election shall also serve as an election under analogous state law. As required by the Treasury Regulations under Section 83(b), the undersigned supplies herewith the following information:

          1.   The undersigned's name and address are:
               Name:     ___________________________________
               Address:  ___________________________________
          2.   The undersigned has taxpayer identification number
          3. The property with respect to which this protective election is made consists of ____________ shares of Common Stock, no par value, of the Company.
          4. The date on which the above-described property was transferred to the undersigned was ______________, 2000.
          5. As of the date of transfer, the property was subject to the following substantial risk of forfeiture:

               Right of repurchase in the event the employment of the undersigned with the Company is terminated.

               Right of Cancellation under certain circumstances.
          6. The fair market value of the property at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $___ per share.
          7. The amount paid for the property by the undersigned was $___ per share.
          8. A copy of this election has been furnished to the Company, and a copy of this election will be attached to the undersigned's federal income tax return for the year to which this election relates.

Date:  ____________                _____________________________________
                                   (Optionee)

                             IDENTIX INCORPORATED
                       NON-EMPLOYEE STOCK INCENTIVE PLAN
                      NONQUALIFIED STOCK OPTION AGREEMENT


        (A)   Name of Optionee:      Robert McCashin
                                     -------------------------
        (B)   Grant Date:            October 19, 2000
                                     -------------------------
        (C)   Number of Shares:      500,000
                                     -------------------------
        (D)   Exercise Price:        $10.20
                                     -------------------------
        (E)   Vesting Base Date:     October 19, 2000
                                     -------------------------
        (F)   Effective Date:        October 19, 2000
                                     -------------------------

        THIS NONQUALIFIED STOCK OPTION AGREEMENT (the "Agreement"), is made and entered into as of the date set forth in Item F above (the "Effective Date") between Identix Incorporated, a Delaware corporation (the "Company") and Robert McCashin ("Optionee").

        THE PARTIES AGREE AS FOLLOWS:

        35. Grant of Option. The Company hereby grants to Optionee pursuant to the Company's Non-Employee Stock Incentive Plan (the "Plan"), a copy of which is attached to this Agreement as Exhibit 1, a nonqualified stock option (the "NQO") to purchase all or any part of an aggregate of the number of shares (the "NQO Shares") of the Company's Common Stock listed in Item C above on the terms and conditions set forth herein and in the Plan, the terms and conditions of the Plan being hereby incorporated into this Agreement by reference.

        36. Exercise Price. The exercise price for purchase of each share of Common Stock covered by this NQO shall be the price set forth in Item D above.

        37. Term. This NQO shall expire ten (10) years after the Grant Date.

        38. Adjustment of NQOs. The Company shall adjust the number and kind of shares and the exercise price thereof in certain circumstances in accordance with the provisions of Section 3(b) of the Plan.

        39. Exercise of Options.

            39.1 Vesting; Time of Exercise. This NQO shall be immediately exercisable as of the date set forth in Item (E) above (the "Vesting Base Date").

            39.2 Exercise After Termination of Status as an Employee, Director or Consultant. In the event of termination of Optionee's status as an employee or consultant, this NQO may be exercised in whole or in part at any time within ninety (90) days after the date of such termination (but in no event after the expiration date of this NQO pursuant to Section 3); provided, however, that in the event of termination of Optionee's status as an employee or consultant because death or disability, this NQO may be exercised in accordance with the provisions of
Section 10(d) of the Plan.

          39.3 Manner of Exercise. Optionee may exercise this NQO, or any portion of this NQO, by giving written notice to the Company at its principal executive office, to the attention of the officer of the Company designated by the Plan Administrator, accompanied by payment of the exercise price and payment of any applicable withholding or employment taxes. The date the Company receives written notice of an exercise hereunder accompanied by payment will be considered as the date this NQO was exercised.

          39.4 Payment. Except as provided in Exhibit 5.4 attached hereto, if any (the absence of such exhibit indicating that no exhibit was intended), payment may be made for NQO Shares purchased at the time written notice of exercise of the NQO is given to the Company, by delivery of cash, check or, in the exercise of the absolute discretion of the Administrator, previously owned shares of Common Stock (including constructive delivery) or a full recourse promissory note equal to up to 100% of the exercise price (less the amount of the par value of the NQO Shares being purchased) and payable over no more than five years. Any applicable taxes must be paid in cash. The proceeds of any payment shall constitute general funds of the Company.

          39.5 Delivery of Certificate. Promptly after receipt of written notice of exercise of the NQO, the Company shall, without stock issue or transfer taxes to the Optionee or other person entitled to exercise, deliver to the Optionee or other person a certificate or certificates for the requisite number of NQO Shares or shall register the Optionee as a shareholder on the books of the Company. An Optionee or transferee of an Optionee shall not have any privileges as a shareholder with respect to any NQO Shares covered by the option until the date of issuance of a stock certificate or, if applicable, such registration.

     40. Nonassignability of NQO. This NQO is not assignable or transferable by Optionee except by will or by the laws of descent and distribution. During the life of Optionee, the NQO is exercisable only by the Optionee. Any attempt to assign, pledge, transfer, hypothecate or otherwise dispose of this NQO in a manner not herein permitted, and any levy of execution, attachment, or similar process on this NQO, shall be null and void.

     41. Company's Right of Repurchase Upon Termination of Employment. The NQO Shares arising from exercise of this NQO shall be subject to a right of repurchase in favor of the Company (the "Right of Repurchase") to the extent set forth on Exhibit 7 attached hereto, provided that, in the event of a Change in
                                    -------------
Control, as defined below, the

NQO Shares arising from the exercise of this NQO shall no longer be subject to the Right of Repurchase; provided, further, that if with respect to the lapsing
                         --------  -------
of its right of repurchase generally under its stock option plans, the Company shall adopt a definition of change in control which is more favorable to optionees under such plans than the definition of Change in Control provided below, Optionee automatically shall be entitled to the benefit of such more favorable definition notwithstanding the provisions of this Section 7. If the Optionee ceases to be an employee of or a consultant to the Company before the Right of Repurchase lapses in accordance with either Exhibit 7 or a Change in Control, the Company may repurchase NQO Shares subject to the Right of Repurchase (either by payment of cash or by cancellation of purchase money indebtedness) for an amount equal to the price the Optionee paid for such NQO Shares (exclusive of any taxes paid upon acquisition of the stock) by giving notice, at any time within the later of (a) 30 days after the acquisition of the NQO Shares upon option exercise or (b) 90 days after such termination of employment, that the Company is exercising its right of repurchase. The Company shall include with such notice payment in full in cash or by evidence of cancellation of purchase money indebtedness. The Optionee may not dispose of or transfer NQO Shares while such shares are subject to the Right of Repurchase and any such attempted transfer shall be null and void. For purposes of this Section 7, "Change in Control" means the occurrence of any one of the following: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as a trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) the election to a majority of the seats of the Board of Directors of candidates who were not proposed by a majority of the Board in office prior to the time of such election; or (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 50% or more of the assets of the Company (other than the disposition of a subsidiary) or other transaction or series of related transactions pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the merger, reorganization or other transaction hold, as a group, less than 50% of the shares of the Company outstanding after the merger, reorganization or other transaction.

          42. Restriction on Transfer. Regardless whether the sale of the NQO Shares has been registered under the Securities Act or has been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of NQO Shares (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and the Company's counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law, or if the Company does not desire to have a trading market develop for its securities. Stock certificates

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

evidencing NQO Shares may bear such restrictive legends as the Company and the Company's counsel deem necessary or advisable under applicable law or pursuant to this Agreement.

          43. Tax Advice. Optionee hereby agrees that the Company has made no warranties or representations to Purchaser with respect to the income tax consequences of the transactions contemplated by the agreement pursuant to which the NQO Shares will be purchased and Purchaser is in no manner relying on the Company or its representatives for an assessment of such tax consequences. On exercise of this NQO, Optionee shall complete and submit to the Company the Acknowledgment and Statement of Decision Regarding Election Pursuant to Section 83(b) of the Internal Revenue Code in the form attached hereto.

          44. Assignment; Binding Effect. Subject to the limitations set forth in this Agreement, this Agreement shall be binding upon and inure to the benefit of the executors, administrators, heirs, legal representatives, and successors of the parties hereto; provided, however, that Optionee may not assign any of Optionee's rights under this Agreement.

          45. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

          46. Notices. All notices and other communications under this Agreement shall be in writing. Unless and until the Optionee is notified in writing to the contrary, all notices, communications, and documents directed to the Company and related to the Agreement, if not delivered by hand, shall be mailed, addressed as follows:

                             Identix Incorporated
                            510 N. Pastoria Avenue
                              Sunnyvale, CA 94086
                          Attention: General Counsel


Unless and until the Company is notified in writing to the contrary, all notices, communications, and documents intended for the Optionee and related to this Agreement, if not delivered by hand, shall be mailed to Optionee's last known address as shown on the Company's books. Notices and communications shall be mailed by first class mail, postage prepaid; documents shall be mailed by registered mail, return receipt requested, postage prepaid. All mailings and deliveries related to this Agreement shall be deemed received when actually received, if by hand delivery, and two business days after mailing, if by mail.

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

     47. Arbitration. Any and all disputes or controversies arising out of this Agreement shall be finally settled by arbitration conducted in California in accordance with the then existing rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof; provided, that nothing in this Section 13 shall prevent a party from applying to a court of competent jurisdiction to obtain temporary relief pending resolution of the dispute through arbitration. The parties hereby agree that service of any notices in the course of such arbitration at their respective addresses as provided for in Section 12 shall be valid and sufficient.

     48. Entire Agreement. Company and Optionee agree that this Agreement (including its attached Exhibits) is the complete and exclusive statement between Company and Optionee regarding its subject matter and supersedes all prior proposals, communications, and agreements of the parties, whether oral or written, regarding the grant of stock options or issuances of shares to Optionee.

     IN WITNESS WHEREOF, the parties have executed this Nonqualified Stock Option Agreement as of the Effective Date.

                                      IDENTIX INCORPORATED


                                      By:    /s/ Larry J Wells

                                      Title: Chairman of Compensation Committee
                                             of Board of Directors


     The Optionee hereby accepts and agrees to be bound by all of the terms and conditions of this Agreement and the Plan.

                                             /s/ Robert McCashin
                                             Robert McCashin, Optionee

     Optionee's spouse indicates by the execution of this Nonqualified Stock Option Agreement his or her consent to be bound by the terms thereof as to his or her interests, whether as community property or otherwise, if any, in the option granted hereunder, and in any NQO Shares purchased pursuant to this Agreement.

                                             /s/  Lorraine McCashin
                                             ----------------------
                                             Optionee's Spouse

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

                         EXHIBIT 7 OF THE NONQUALIFIED
                            STOCK OPTION AGREEMENT

          All of the NQO Shares are subject to the Right of Repurchase as provided in Section 7 hereof. The Right of Repurchase shall expire with respect to 1/48 of the total number of NQO Shares on each monthly anniversary of the Vesting Base Date, so that the Right of Repurchase shall have expired with respect to all of the NQO Shares on and after four years after the Vesting Base Date.

Executed by:                        IDENTIX INCORPORATED

                                    By:    /s/ Larry J Wells
                                           -----------------

                                    Title: Chairman of Compensation Committee
                                           of Board of Directors

                                    /s/ Robert McCashin
                                    -------------------
                                    Robert McCashin, Optionee


                         ACKNOWLEDGMENT AND STATEMENT
                        OF DECISION REGARDING ELECTION
                         PURSUANT TO SECTION 83(b) OF
                           THE INTERNAL REVENUE CODE

          The undersigned (which term includes the undersigned's spouse), a purchaser of ______________ shares of Common Stock of Identix Incorporated (the "Company") pursuant to an option granted under the Company's Non-Employee Stock Incentive Plan (the "Plan"), hereby states as follows:

          1. The undersigned acknowledges receipt of a copy of a Stock Option Agreement by and between the undersigned and the Company (the "Agreement") providing for the purchase of shares, which the undersigned has carefully reviewed.

          2.   The undersigned either [check as applicable]:

               ___ (a) has consulted, and has been fully advised by, the undersigned's own tax advisor, _______________________________, whose business address is ____________________________________, regarding the income tax consequences of purchasing shares under the Agreement, and particularly regarding the advisability of making an election pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and pursuant to the corresponding provisions, if any, of applicable state laws (including without limitation Section 17122.7(b) of the California Revenue and Taxation Code, as amended (the "Rev. & Tax. Code") if applicable); or

               ___ (b)  has knowingly chosen not to consult a tax advisor.

          3. The undersigned hereby avers that, with respect to the purchase of shares, the undersigned [check as applicable]:

               ___ (a) will make an election under Section 83(b) solely for purposes of Section 56(b)(3) of the Code (and analogous state law, if any) relating to the Alternative Minimum Tax, and a "protective" election under
Section 83(b) (and analogous state law, if any) for all other income tax purposes;

               ___ (b) will not make an election under Section 83(b) of the Code (and analogous state law, if any) for any purpose.

          4. With respect to any election under Section 83(b) of the Code, "protective" or otherwise, indicated in paragraph (3), above, the undersigned herewith submits an executed copy of the appropriate form of election and acknowledges that copies thereof have been duly and timely filed with the appropriate offices of the Internal Revenue Service and applicable state taxing authorities and that the undersigned will attach a copy of the form of election to the undersigned's federal income tax return for the year of the purchase and, if required, to the undersigned's state income tax return(s) for the same period.

          5. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Agreement or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.

Date:  ____________                _____________________________________
                                   (Optionee)

Date:  ____________                _____________________________________
                                   (Spouse)

                   ELECTION PURSUANT TO SECTION 83(B) OF THE
                INTERNAL REVENUE CODE WITH RESPECT TO PROPERTY
                      TRANSFERRED IN CONNECTION WITH THE
                            PERFORMANCE OF SERVICES

          The undersigned hereby makes the election authorized by Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, with respect to shares of Common Stock of Identix Incorporated (the "Company") described below acquired by the undersigned on the date shown below. To the extent permitted, this election shall also serve as an election under analogous state law. As required by the Treasury Regulations under Section 83(b), the undersigned supplies herewith the following information:

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

         1.       The undersigned's name and address are:

                  Name:    ___________________________________
                  Address: ___________________________________
                           ___________________________________

         2.       The undersigned has taxpayer identification number
                  ____-__-____.

         3. The property with respect to which this protective election is made consists of ____________ shares of Common Stock, no par value, of the Company.

         4. The date on which the above-described property was transferred to the undersigned was ______________, 2000.

         5. As of the date of transfer, the property was subject to the following substantial risk of forfeiture:

                  Right of repurchase in the event the employment of the undersigned with the Company is terminated.

         6. The fair market value of the property at the time of transfer (determined without regard to any restrictions other than restrictions which by their terms will never lapse) was $___ per share.

         7. The amount paid for the property by the undersigned was $___ per share.

         8. A copy of this election has been furnished to the Company, and a copy of this election will be attached to the undersigned's federal income tax return for the year to which this election relates.




Date:  ____________                _____________________________________
                                   (Optionee)

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